Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

Note 23: Subsequent Events

On January 29, 2016, the Company announced a buy-back program to repurchase up to $300 million in common shares from time to time, subject to market and business conditions, as previously authorized at the Annual General Meeting held on April 15, 2015. The purchases are carried out on the MTA, in compliance with applicable rules and regulations, subject to (i) a maximum price per common share equal to the average of the highest price on each of the five trading days prior to the date of acquisition, as shown in the Official Price List of the MTA plus 10% (maximum price) and to (ii) a minimum price per common share equal to the average of the lowest price on each of the five trading days prior to the date of acquisition, as shown in the Official Price List of the MTA minus 10% (minimum price).

As of February 26, 2016, the Company has repurchased 800 thousand common shares on the MTA under this buy-back program.

On February 17, 2016, the Venezuelan government devalued its currency and changed its official and most preferential exchange rate to the CENCOEX rate, which will continue to be used for purchases of certain essential goods, from 6.3 Bs.F. to 10 Bs.F. per U.S. dollar. Venezuela reduced its three-tier system of exchange rates to two tiers by eliminating the intermediate exchange rate (i.e., the SICAD rate), which last sold U.S. dollars for 13.5 Bs.F. Effective February 18, 2016, the SIMADI exchange rate was allowed to float freely beginning at a rate of 202.9 bolivars to the U.S. dollar. The Company is currently in the process of assessing the potential impact, if any, that this change to the Venezuelan exchange rate mechanism may have on its business, financial position, cash flows and/or results of operations in future periods.